UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 6, 2020

                        PURE HARVEST CANNABIS GROUP, INC.
                     --------------------------------------
                (Name of registrant as specified in its charter)

      Colorado                  333-212055                 71-0952431
 ---------------------    --------------------   ------------------------------
State of Incorporation   Commission File Number  IRS Employer Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                         ------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                            -----------------------
                      Telephone number, including area code

                 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
         Title of Each Class     Trading Symbol(s)       on Which Registered
         -------------------     -----------------      ---------------------
                 N/A                   N/A                       N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]


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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an
            Off-Balance Sheet Arrangement of a Registrant.

     On March 6, 2020, the Company borrowed $1,500,000 from an unrelated third party. The loan is evidenced by a promissory note which bears interest at 8% per year.

     The note is due and payable as follows:

     o    $500,000,  together with all accrued and unpaid interest, on April 13,
          2020

     o    $1,000,000,  together with all accrued and unpaid interest,  on May 6,
          2020

     Accrued interest will be paid in shares of the Company's common stock based upon a 25% discount to the ten day average closing price of the Company's common stock immediately prior to May 6, 2020. Accrued interest will include 150,000 additional shares of the Company's common stock and warrants to purchase 150,000 shares of the Company's common stock. The warrants are exercisable at any time on or before January 1, 2025 at a price of $2.00 per share. A late payment penalty of $10,000 per day will be due if the initial $500,000 is not paid by April 13, 2020 and a late payment penalty of $5,000 per day will be due if the $1,000,000 is not paid by May 6, 2020.

Item 3.02.  Unregistered Sales of Equity Securities.

     In connection with the issuance of the note referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 11, 2020

                                       PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                           -------------------------------
                                           Matthew Gregarek
                                           Chief Executive Officer